UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed	by the Registrant ☒

Filed	by a Party other than the Registrant ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CONTINENTAL RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2010

Meeting Information
Meeting Type: Annual Meeting
CONTINENTAL RESOURCES INC	For holders as of: March 31, 2010
Date: May 25, 2010 Time: 10:00 AM CDT
	Location:	Continental Center North Ball Room, Second Floor 302 N. Independence Enid, OK 73701

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.			Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	Harold G. Hamm 02 David L. Boren 03 John T. McNabb, II

The Board of Directors recommends you vote FOR the following proposal(s):
2	Ratification of Grant Thornton LLP as Independent Registered Public Accounting Firm

NOTE:	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the recommendations of the Board. The shares represented by this Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this Proxy will be voted FOR items 1 and 2.

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Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE		Job # Envelope # Sequence # # of # Sequence #